UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2016

Bluerock Residential Growth REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9th Floor

New York, NY 10019

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

The information in this Report set forth under Item 2.03 is incorporated herein by reference.

The disclosure below describes our investment in Roswell City Walk. All figures provided below are approximate.

On December 1, 2016, we made an investment in a 320-unit, Class A+, multi-family community located in Roswell, Georgia, or the Roswell Property. Our investment in the Roswell Property was made, in part, through our operating partnership, Bluerock Residential Holdings, L.P., a Delaware limited partnership, or our Operating Partnership, through BEMT Springhouse, LLC, a Delaware limited liability company and a wholly owned subsidiary of our Operating Partnership, or BEMT, through BR Springhouse Managing Member, LLC, a Delaware limited liability company and a wholly owned subsidiary of BEMT, or BR Managing Member, through BR Hawthorne Springhouse JV, LLC, a Delaware limited liability company and 97.902% owned subsidiary of BR Managing Member, or BR Multimember Entity, through BR Roswell, LLC, a Delaware limited liability company and wholly owned subsidiary of BR Multimember Entity, or Property Owner, which acquired the Roswell Property. Our indirect ownership of the Roswell Property described above is referred to as the BEMT Interest.

Our investment in the Roswell Property was also made through our Operating Partnership, through BR Springhouse TRS, LLC, a Delaware limited liability company and a wholly owned subsidiary of our Operating Partnership, or BR TRS, which owns a 0.098% limited liability company interest, or the BR TRS Interest, in BR Multimember Entity. The BEMT Interest and BR TRS Interest are collectively referred to herein as the BRG Roswell Interest.

The material features of the investment in the joint venture are described below. The related acquisition financing for the Roswell Property and our entry into certain guaranties under the loan documents are described under Item 2.03.

Following our investment in the Roswell Property, the organizational structure with respect to the ownership of the Roswell Property is such that: (i) the Roswell Property is owned by Property Owner, (ii) Property Owner is wholly owned by BR Multimember Entity, (iii) and BR Multimember Entity is a multimember entity owned 97.902% by BR Managing Member, 2.0% by Carroll Co-Invest IV Roswell, LLC, a Georgia limited liability company, or Carroll Member, and 0.098% by BR TRS.

BR Multimember Entity

BR Managing Member and BR TRS initially invested approximately $25.48 million to acquire the BRG Roswell Interest, and Carroll Member initially invested approximately $0.52 million to acquire the remaining 2.0% equity interest in BR Multimember Entity. BR Managing Member, BR TRS and Carroll Member have entered into a limited liability company agreement for BR Multimember Entity, or the LLC Agreement. The LLC Agreement contains terms, conditions, and indemnities that are customary and standard for multimember passive investments in the real estate industry.

Management

BR Managing Member is the sole manager of BR Multimember Entity. The manager, acting alone, has the authority to exercise all of the powers and privileges granted by the Delaware Limited Liability Company Act, or the Act, any other law or the LLC Agreement, together with any powers incidental thereto, and to take any other action not prohibited under the Act or other applicable law, so far as such powers or actions are necessary or convenient or related to the conduct, promotion or attainment of the business, purposes or activities of BR Multimember Entity. BR Managing Member may not be removed as manager by the members other than for an act or omission related to BR Multimember Entity constituting gross negligence or fraud.

Additional Capital Contributions

The LLC Agreement provides that additional capital contributions may be called for from the members by the manager from time to time as and to the extent capital is necessary in connection with the Roswell Property. Except as otherwise agreed by the members, such additional capital contributions shall be in an amount for each member equal to the product of the amount of the aggregate capital contribution called for multiplied by their respective ownership percentages.

Distributions

Pursuant to the provisions of the LLC Agreement, distributions will be made, generally, to the members in accordance with their ownership percentages.

Indirect Ownership Interests in the Roswell Property

As a result of the structure described above, we hold a 98.0% indirect equity interest in the Roswell Property and Carroll Member holds the remaining 2.0% indirect equity interest.

The Roswell Property

The Roswell Property is a 320-unit, Class A+, multi-family community located at 3000 Forrest Street, Roswell, Georgia 30075. The property is located in Fulton County and is part of the historic district of Roswell. It was built in 2015 and features one- and two-bedroom units averaging 897 square feet and in-place rents average $1,424 per unit. The property is situated on a 10.68-acre site with unit density of 29.96 units per acre. The Roswell Property features a large clubhouse and amenity area. Community amenities include a resort style swimming pool with tanning ledges, grilling area, outdoor covered seating area adjacent to the pool with 80” flat screen TV, residential lounge with billiards table and kitchen, fitness center, business center with Wi-Fi, 28 detached car garages, and a newly constructed dog park. The interiors of the units feature kitchens equipped with stainless steel appliances and granite countertops. Select units have faux wood floors.

The Roswell Property is managed by Carroll Management Group, LLC, an affiliate of Carroll Member, or Property Manager, under a property management agreement. The management fee is 2.5% of monthly gross cash revenues, payable monthly.

The total purchase price paid for the Roswell Property was $76.00 million, based on arm’s length negotiations between an affiliate and the unaffiliated seller of the Roswell Property. The funding for the property was provided, in part, by the sale of Springhouse Apartment Homes in Newport News, Virginia pursuant to Section 1031 of the Internal Revenue Code. In evaluating the Roswell Property as a potential investment, a variety of factors were considered, including overall valuation of net rental income, expected capital expenditures, submarket demographics, community features and amenities, location, price per unit and occupancy.

In 2007, prior to the 2013 rezoning to multi-family, the Roswell Property’s site received a Brownfield designation when contaminants from a nearby dry cleaner were found in the water. The then owner presented a plan to the Georgia Environmental Protection Division (the “EDP”) to clean up the soil and the Georgia Brownfield Program issued a Limitation of Liability Letter. This letter runs with the land and, therefore, protects the owner and any future owners from being liable for incidences related to the contamination. However, additional contaminants found after letter issuance are not covered and pose a potential risk.

Prior to vertical construction, the developer performed required tests to adhere to certain environmental guidelines running with the Brownfield designation. Additional testing done in 2013 confirmed the contaminant levels were significantly lower than in 2007. The Seller took additional measures and installed a vaper barrier, further protecting the Roswell Property from contaminants. The new construction required the seller to reapply for the Georgia Brownfield Program; the application was submitted in mid-September 2016. In October 2016 the EPD issued a new Limitation of Liability Letter to the seller that was then transferred to Property Owner in conjunction with closing.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF BALANCE SHEET ARRANGEMENT OF REGISTRANT

Senior Loan Financing and Guaranty Obligations Related to the Roswell Property

The acquisition of the Roswell Property by Property Owner was funded with approximately $26.00 million of gross equity from BR Multimember Entity, and a senior mortgage loan made by MetLife HCMJV 1 REIT, LLC, or the Lender, to Property Owner in the original principal amount of approximately $51.00 million, or the Loan, which Loan is secured by the Roswell Property.

The Loan will mature on December 1, 2026. Interest on the Loan accrues from the date of issuance at a rate of 3.63% and is to be paid on January 1, 2017 and the first day of each calendar month thereafter until January 1, 2020. On January 1, 2020 and the first day of each calendar month thereafter until maturity, the Loan requires monthly payments of principal and interest equal to $232,729.91. A balance payment equal to the remaining balance of the Loan will be due at maturity.

At the closing of the Roswell Property, we entered into a Guaranty of Recourse Obligations and an Unsecured Indemnity Agreement to provide certain standard scope non-recourse carveout guarantees (and related hazardous materials indemnities) to the Loan which generally call for protection against losses by the Lender for so-called “bad acts,” such as misrepresentations, and may include full recourse liability for more significant events such as bankruptcy, or collectively the Guaranty. Our financial obligations under the Loan and the Guaranty, as discussed in this Item 2.03, arose on December 1, 2016 in connection with the closing of the Loan.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)          Financial Statements of Real Estate Acquired

Since it is impracticable to provide the required financial statements for the acquired real property described in Item 2.01 at the time of this filing and no financials (audited or unaudited) are available at this time, we hereby confirm that we intend to file the required financial statements on or before February 16, 2017, by amendment to this Form 8-K.

(b)          Pro Forma Financial Information. See paragraph (a) above.

(d)          Exhibits.

Exhibit No.	Description

10.1	Limited Liability Company Agreement of BEMT Springhouse, LLC by Bluerock Enhanced Multifamily Holdings, L.P., dated as of December 3, 2009
10.2	Limited Liability Company/Joint Venture Agreement of BR Springhouse Managing Member, LLC by and between BEMT Springhouse, LLC and Bluerock Special Opportunity + Income Fund, LLC, dated as of December 3, 2009, incorporated by reference to Exhibit 10.7 to Post-Effective Amendment No. 2 to the Company’s Prospectus, dated October 15, 2009
10.3	First Amendment to Limited Liability Company Agreement of BR Springhouse Managing Member, LLC, dated as of June 27, 2012, incorporated by reference to Exhibit 10.54 to Post-Effective Amendment No. 11 to the Company’s Registration Statement on Form S-11 (No. 333-153135)
10.4	BR Springhouse Managing Member, LLC Assignment of Membership Interest by Bluerock Special Opportunity + Income Fund, LLC to BEMT Springhouse, LLC, dated as of April 2, 2014
10.5	Amended and Restated Limited Liability Company Agreement of BR Hawthorne Springhouse JV, LLC by and among BR Springhouse Managing Member, LLC, BR Springhouse TRS, LLC and Carroll Co-Invest IV Roswell, LLC, dated as of October 13, 2016
10.6	Limited Liability Company Agreement of BR Roswell, LLC by BR Hawthorne Springhouse JV, LLC, effective as of September 20, 2016
10.7	Loan Agreement by and between BR Roswell, LLC and MetLife HCMJV 1 REIT, LLC, dated as of December 1, 2016
10.8	Promissory Note by BR Roswell, LLC to and for the benefit of MetLife HCMJV 1 REIT, LLC, dated as of December 1, 2016
10.9	Deed to Secure Debt, Security Agreement and Fixture Filing by BR Roswell, LLC to and for the benefit of MetLife HCMJV 1 REIT, LLC, dated as of December 1, 2016

10.10	Assignment and Subordination of Management Agreement by and among BR Roswell, LLC, MetLife HCMJV 1 REIT, LLC and Carroll Management Group, LLC, dated as of December 1, 2016
10.11	Guaranty of Recourse Obligations by Bluerock Residential Growth REIT, Inc. to and for the benefit of MetLife HCMJV 1 REIT, LLC, dated as of December 1, 2016
10.12	Assignment of Leases by BR Roswell, LLC to and for the benefit of MetLife HCMJV 1 REIT, LLC, dated as of December 1, 2016
10.13	Unsecured Indemnity Agreement by BR Roswell, LLC and Bluerock Residential Growth REIT, Inc. in favor of MetLife HCMJV 1 REIT, LLC, dated as of December 1, 2016
10.14	Property Management Agreement by and between BR Roswell, LLC and Carroll Management Group, LLC, dated as of December 1, 2016
10.15	Purchase and Sale Agreement by and between GGT LMI City Walk GA, LLC and Bluerock Real Estate, LLC, dated as of September 15, 2016
10.16	First Amendment to Purchase and Sale Agreement by and between GGT LMI City Walk GA, LLC and Bluerock Real Estate, LLC, dated as of September 19, 2016
10.17	Second Amendment to Purchase and Sale Agreement by and between GGT LMI City Walk GA, LLC and Bluerock Real Estate, LLC, dated as of September 29, 2016
10.18	Third Amendment to Purchase and Sale Agreement by and between GGT LMI City Walk GA, LLC and Bluerock Real Estate, LLC, dated as of November 3, 2016
10.19	Assignment of Purchase and Sale Agreement by and between Bluerock Real Estate, LLC and BR Roswell, LLC, dated as of December 1, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Dated: December 7, 2016	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Limited Liability Company Agreement of BEMT Springhouse, LLC by Bluerock Enhanced Multifamily Holdings, L.P., dated as of December 3, 2009
10.2	Limited Liability Company/Joint Venture Agreement of BR Springhouse Managing Member, LLC by and between BEMT Springhouse, LLC and Bluerock Special Opportunity + Income Fund, LLC, dated as of December 3, 2009, incorporated by reference to Exhibit 10.7 to Post-Effective Amendment No. 2 to the Company’s Prospectus, dated October 15, 2009
10.3	First Amendment to Limited Liability Company Agreement of BR Springhouse Managing Member, LLC, dated as of June 27, 2012, incorporated by reference to Exhibit 10.54 to Post-Effective Amendment No. 11 to the Company’s Registration Statement on Form S-11 (No. 333-153135)
10.4	BR Springhouse Managing Member, LLC Assignment of Membership Interest by Bluerock Special Opportunity + Income Fund, LLC to BEMT Springhouse, LLC, dated as of April 2, 2014
10.5	Amended and Restated Limited Liability Company Agreement of BR Hawthorne Springhouse JV, LLC by and among BR Springhouse Managing Member, LLC, BR Springhouse TRS, LLC and Carroll Co-Invest IV Roswell, LLC, dated as of October 13, 2016
10.6	Limited Liability Company Agreement of BR Roswell, LLC by BR Hawthorne Springhouse JV, LLC, effective as of September 20, 2016
10.7	Loan Agreement by and between BR Roswell, LLC and MetLife HCMJV 1 REIT, LLC, dated as of December 1, 2016
10.8	Promissory Note by BR Roswell, LLC to and for the benefit of MetLife HCMJV 1 REIT, LLC, dated as of December 1, 2016
10.9	Deed to Secure Debt, Security Agreement and Fixture Filing by BR Roswell, LLC to and for the benefit of MetLife HCMJV 1 REIT, LLC, dated as of December 1, 2016
10.10	Assignment and Subordination of Management Agreement by and among BR Roswell, LLC, MetLife HCMJV 1 REIT, LLC and Carroll Management Group, LLC, dated as of December 1, 2016
10.11	Guaranty of Recourse Obligations by Bluerock Residential Growth REIT, Inc. to and for the benefit of MetLife HCMJV 1 REIT, LLC, dated as of December 1, 2016
10.12	Assignment of Leases by BR Roswell, LLC to and for the benefit of MetLife HCMJV 1 REIT, LLC, dated as of December 1, 2016
10.13	Unsecured Indemnity Agreement by BR Roswell, LLC and Bluerock Residential Growth REIT, Inc. in favor of MetLife HCMJV 1 REIT, LLC, dated as of December 1, 2016
10.14	Property Management Agreement by and between BR Roswell, LLC and Carroll Management Group, LLC, dated as of December 1, 2016
10.15	Purchase and Sale Agreement by and between GGT LMI City Walk GA, LLC and Bluerock Real Estate, LLC, dated as of September 15, 2016
10.16	First Amendment to Purchase and Sale Agreement by and between GGT LMI City Walk GA, LLC and Bluerock Real Estate, LLC, dated as of September 19, 2016
10.17	Second Amendment to Purchase and Sale Agreement by and between GGT LMI City Walk GA, LLC and Bluerock Real Estate, LLC, dated as of September 29, 2016
10.18	Third Amendment to Purchase and Sale Agreement by and between GGT LMI City Walk GA, LLC and Bluerock Real Estate, LLC, dated as of November 3, 2016
10.19	Assignment of Purchase and Sale Agreement by and between Bluerock Real Estate, LLC and BR Roswell, LLC, dated as of December 1, 2016